EXHIBIT 10.5

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

DEVELOPMENT AND SUPPLY AGREEMENT

This Development and Supply Agreement (“Agreement”), is made and entered into as of June 18, 1999, and is effective as of the 18th day of June, 1999 (the “Effective Date”) by and between Digirad Corporation, a Delaware corporation (“Digirad”), and QuickSil, Inc., a California corporation (“QuickSil”).

WITNESSETH

WHEREAS, QuickSil and Digirad wish to jointly develop certain products and wish to have QuickSil supply these products to Digirad.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter expressed, the parties agree as follows:

1.      DEVELOPMENT OF PRODUCTS

(a)                                      *** Product    .  Digirad and QuickSil shall continue to work together to develop and design

***
***
***
***

(b)           Definition of Products.  “Products” shall refer to the            ***

(c)                                  Reliability. QuickSil will warrant the reliability of the product. Product reliability performance will be defined within 60 days of the Effective Date, but will conform to                                  ***                     .

(d)                                 Product Quantity.  “Product Quantity” equals the number of wafers that meet the Product Acceptance criteria specified in Exhibit A. Digirad and QuickSil shall work together to develop wafer probe and dicing capabilities for the Products to enable QuickSil to deliver      ***     that have passed the criteria defined in Exhibit A.

(e)                                  Reporting: QuickSil shall provide a written monthly report to Digirad which identifies the monthly development objectives, accomplishments against these objectives and a project schedule update. QuickSil shall also provide a weekly WIP (work-in-process inventory) status update and                  ***

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

for all product and experiments. This report should be sent to the VP Operations and MDE Manager.

(f)                                    Product Shipment Times.  Digirad’s orders shall be binding, to the extent set forth in Subsection 2(b); provided, however, Digirad shall be free to increase orders in any time period so long as QuickSil is given advance notice of the requested increase in production for a period greater than the Product Shipment Lead Time. The “Product Shipment Lead Time” target is 3 weeks during the Product’s development phase. Products ordered pursuant to the provisions of Subsection 2(b) below shall be delivered to Digirad on time as specified in Subsection 2(b) and all additional orders shall be delivered to Digirad no later than after the order than the Product Shipment Lead Time.

(g)                                 Future Product.  The parties will work together in good faith to develop a low-gain avalanche photodiode to be used in coincident imagining applications.

2.      SUPPLY OF PRODUCTS

(a)                                  Supply Requirements. Pursuant to the terms of this Agreement and so long as ***
***, Digirad shall purchase Products from QuickSil. Prior to the release of the          ***          as noted in Section 2(d), QuickSil and Digirad will expand the acceptance requirements in Exhibit A to include quality, customer service and updates to the Product Performance criteria.

(b)                                 Product Acceptance Criteria: The product shall meet the acceptance criteria (“Acceptance”) set forth in Appendix A. Such criteria shall include, but not be limited to yield, visual inspection, and       ***     performance, and          ***               ***     and shall be provided to Digirad in writing with each product lot. The criteria set forth in Appendix A represents product acceptance in the product development phase, and will become more comprehensive prior to shipment of the production unit as noted in Section 2(d).

(c)                                  Forecasts and other Purchasing Requirements. Digirad shall notify QuickSil on a rolling monthly basis of its projected requirements for Products for the next   ***   period. The first three months of the forecast will be binding with respect to the rolling forecast. Digirad’s initial purchase order will be placed for a three month period, then on a monthly basis, Digirad will submit a purchase order for the third months of the new forecast. The remaining three months forecast serve as Digirad’s good faith estimate of future needs.

(d)                                 Initiation of Shipment. Production shipments of         ***      shall begin in October 1999.

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

(e)                                  Manufacturing Changes. QuickSil shall not make any changes to the manufacturing process or manufacturing location without the prior written approval of Digirad.

(f)                                    Conformance to Specifications and Laws.  All Products supplied or delivered to Digirad under this Agreement shall be in compliance with (i) the Performance Specifications and (ii) all proper and accurate marking and label requirements under applicable laws, regulations and statutes. The Products shall (i) comply with all federal, state and local laws, rules and regulations; (ii) not be the subject of any notice directed specifically to QuickSil from any court or other competent governmental body with respect to the Products that such Products are in violation of any law, regulation, order, decree or ruling of or restriction imposed by any judicial, governmental or regulatory body or agency; (iii) fully comply with the quality and other relevant specifications required for the Products by the relevant registration and marketing approvals for the Products.  Without limiting any claims or remedies available to Digirad under the terms of this Agreement, or under applicable law, QuickSil shall promptly take all actions, legal and otherwise, to seek the replacement of defective or nonconforming Products supplied to Digirad under this Agreement.

(g)           Title, Risk of Loss and Damage. Title and risk of loss shall pass to Digirad when the Products are duly delivered to Digirad by a common carrier.  Digirad shall give QuickSil written notice of any claimed shipping error or non-conformities within thirty (30) days after the date of shipment from QuickSil.  Failure of Digirad to give such notice within such 60-day period shall be deemed a waiver of Digirad’s claim for shortages or incorrect shipments.

(h)           Price.  Prices for 1999 are detailed on Exhibit B attached hereto. For future years QuickSil and Digirad shall agree on pricing each December (for the following year) and such prices shall be effective for the next calendar year. In no event shall any price increase for the next year (in percentage terms) exceed the Consumer Price Index as measured by the U.S. Bureau of Labor statistics for the first six months of the current year.

(i)                                     Payment for Products. QuickSil shall invoice Digirad for Digirad’s purchases at the time of each shipment. Such invoices shall be payable net thirty (30) days from shipment of Products to Digirad.

(j)                                     Technology Transfer and Escrow. In the event that either (i) QuickSil has an insolvency event (as defined in 6(b))(ii) files for Bankruptcy, (iii) QuickSil fails to produce the number of functional Products ordered by Digirad for more than sixty days (60) in any calendar year, or (iv) QuickSil is acquired by or merged into any company with whom Digirad determine in good faith competes in the nuclear medicine imaging market, then Digirad shall receive all rights to the technology used in the Products and all necessary information, data, know how, procedures, schematics, and specifications needed to produce the Products as described in Section 6 (b) (iii).  The parties will take all actions and make all necessary assignment to facilitate such transfer of rights and information.  In order to facilitate such a transfer, QuickSil shall place all such information with a reputable third party escrow agent pursuant to a mutually acceptable Technology Escrow Agreement within sixty (60) days of the execution of this Agreement.

3.      OWNERSHIP

(a)                                  Digirad has licensed from *** device and process technology (the “***”) to make ***

***

***

                The *** manufactured by QuickSil for Digirad do not utilize the exact ***, specific changes have been made to the *** by QuickSil to enhance performance. Digirad has developed, and may further develop in connection with this Agreement, ***.

***

                As such, Digirad has contributed Device and Design Technology to the Product. Digirad expressly retains the rights, title and interest (including all patent rights, copyrights, trade secrets rights and other intellectual property rights) to Device and Product Design Technology previously developed and developed pursuant to this agreement.

(b)                                 QuickSil has contributed to this project process technology originally developed ***

***

***

                and reduce and control *** ***. Note that these and similar techniques have been routinely utilized at QuickSil as part of its process technology arsenal.

(c)                                  QuickSil hereby grants Digirad a royalty free, non-exclusive, non-transferable license of the QuickSil Process Technology and any improvements or modifications for internal use only and expressly limited to the specific application field of building                                         ***                                                       .  This License shall be limited to the terms of this Agreement, in accordance with the paragraphs 4 (a), 4 (b), and 6 (a), 6 (b), and 6 (c). QuickSil expressly retains for all purposes all rights to the Process Technology utilized at the inception of the Digirad project addressed in this agreement.  QuickSil expressly retains the rights (including all patent rights, copyrights, trade secrets rights and other intellectual property rights) to Process Technology previously developed and that is developed pursuant to this agreement as set forth in paragraphs 4 (a), 4 (b), and 6 (a), (b), and (c) herein.

(d)           QuickSil agrees that it shall be required to negotiate directly with  ***  if it seeks to license the Design Technology for any field of use other than ***, or for customers other than and with Digirad. In no event shall any such effort to license violate paragraphs 4(a), 4(b), and 6 (a), (b), and (c) of this agreement.

4.      EXCLUSIVITY

(a)           Noncompete.  Digirad will have exclusive rights to this Technology in the  *** . The initial period of exclusivity will be for  *** , beginning  ***  through  ***  and during this term, QuickSil shall neither  *** ***(other than Digirad) engaged in or intending to engage in the  *** , without written authorization from Digirad. During the fourth quarter of 2001 and of each following calendar year, QuickSil and Digirad will determine the number of wafers Digirad will purchase from QuickSil during the next calendar year to maintain exclusivity, but in no event shall the number of wafers be below  ***  wafers per year. In the event that the parties are unable to agree on such volume after  *** , Digirad’s rights to the technology will become non-exclusive.

(b)                                 Digirad Commitment.  During the term of this Agreement Digirad shall order at least  ***  of its annual requirements for Products from QuickSil. QuickSil will help Digirad work with other suppliers by supplying technical information which will allow Digirad meet its contractual commitments which require that Digirad have alternate suppliers capable of supplying all major components. Digirad anticipates that it will give between          ***         of its annual Products orders to

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

these other suppliers to ensure that the alternate suppliers are capable of producing Products. QuickSil will help to organize a second source for     ***               ***      and will ensure that this second source has the required non-compete clause in their supply agreement.

5.      CONFIDENTIALITY.

In order to aid in the fulfillment of the development and supply goals of the contract, both Digirad and QuickSil are conveying to each other and will in the future convey proprietary corporate information which each party has a significant interest in keeping protected and confidential.  As a result, Digirad and QuickSil agree that:

(i)  The information furnished by one party shall not be used by the other party for any purpose, except to fulfill the obligations to the other party under this Agreement and such information will be kept confidential by the receiving party and shall not be disclosed to any third party; provided, however, that any such information may be disclosed to a receiving party’s affiliates, officers and employees who need to know such information for the purpose of evaluating a possible collaboration between both parties. The one exception to this requirement is defined in Section 4(b), in which Digirad and QuickSil will disclose process technology to a second source         ***          .

(ii)  In addition, no party shall without prior written consent of the other party, disclose to any unaffiliated third persons that discussions or negotiations are taking place concerning a possible collaboration between the parties or any of the terms, conditions, or other facts with respect to any such possible collaboration including the status thereof.

(iii) The term “information” as used in the here above paragraphs and the nondisclosure obligations contained in this Agreement do not include information which:

1.             is or becomes generally available to the public, other than as a result of a disclosure by a defaulting party;

2.             was known by the other party prior to its disclosure by one party;

3.             becomes available to a party on a non-confidential basis from a source other than the other party provided that such source is not bound by a confidentiality agreement with the other party;

4.             is in the public domain;

5.             is developed independently, as evidenced by appropriate documentation, by employees or agents or subcontractors of the receiving party who have not had access to the information;

6.             is or becomes available to the receiving party by casual observance or analysis of products in the market; or

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

7.             is disclosed pursuant to judicial order, a lawful requirement of governmental agency; or by operation of law, but then only to the extent so ordered; in such case the receiving party will use its best efforts to timely advise the disclosing party prior to disclosure and allow the disclosing party an opportunity to obtain protections preventing the disclosure of the information.

(iv)  Information shall remain the exclusive property of the disclosing party. No license whatsoever is implied from this Agreement except the license for non-commercial use as expressly set forth above.

(v)  All Information disclosed by either Party to the other party shall be deemed to be confidential unless it is disclosed in written form and stamped by the disclosing party with the words “Non-Confidential Information” or the like at the time of disclosure.

(vi)  Each party commits to immediately return all information received from the other party and to destroy or erase any and all copies it may have, either at any time upon simple request or upon termination or expiration of the business relationship between the parties.

(vii)  The confidentiality and non-use obligations contained in this Agreement shall survive for five years from the date information is disclosed under this Agreement.

6.      TERM AND TERMINATION.

(a)                                  Term. Unless terminated early as described in this Section 6(b), the contract shall terminate on December 31, 2004. This Agreement shall automatically renew for successive one year periods so long as Digirad places its forecast pursuant to subsection 2(c) on or about July 31 (e.g., when Digirad places an order and it is accepted by QuickSil on July 31, 2004, this Agreement shall automatically be renewed until December 31, 2005.)  However, the non-compete provisions of Section 4(a) above shall not apply in any given year beyond  ***  unless both Digirad and QuickSil both agree on the minimum number of Products that Digirad must purchase in a given year for Section 4(a) to continue in force.

(b)                                 Early Termination.  This Agreement may be terminated at any time upon the occurrence of any of the following events:

(i)  Default.  Sixty (60) days following written notice by the performing party to the other party in the event that the other party breaches any material provision of this Agreement and has not cured such breach within such sixty day (60) notice period.

(ii)  Insolvency.  Immediately upon written notice by either party to the other party upon (i) the insolvency of the other party, or the appointment of a receiver by the other party, or for all or any substantial part of its properties, provided that such receiver is not discharged within sixty (60) days of his appointment; (ii) the adjudication of the other party as a bankrupt; (iii) the admission by the other party in writing of its inability to pay its debts as they become due; (iv) the execution by the other party of an assignment for the benefit of its creditors, or (v) the filing by the other party of a petition to be adjudged a bankrupt, or a petition or answer admitting the material allegations of a petition

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

filed against the other party in any bankruptcy proceeding, or the act of the other. party in instituting or voluntarily being or becoming a party to any other judicial proceeding intended to effect a discharge of the debts of the other party, in whole or in part (an “Insolvency Event”).

(iii)  Acquisition.  In the event that QuickSil is acquired by or merged into another entity or that more than fifty percent of its voting stock is acquired through one or a series of transactions, then QuickSil must give notice to Digirad of the completion of such event.  If QuickSil is acquired by or merged into an entity with whom Digirad in good faith determine *** ***, Digirad shall have the right to terminate this Agreement at anytime during the 90 day period immediately following its receipt of such notice. In the event Digirad terminates this agreement, pursuant to the preceding sentence, Digirad shall retain exclusive rights to the technology used in the Products and all necessary information, data, know how, procedures, schematics, and specifications needed to produce the Products until Dec 31, 2004 unless the Agreement is earlier terminated by QuickSil pursuant to section 6(b) (i) or (ii).  At the end of the term, the right to the technology used in the Product and required information become non-exclusive.

(c)                                  Survival. Termination under this Agreement shall not relieve any party of its obligations or liability for breaches of this Agreement incurred prior to or in connection with termination.

7.             INDEMNIFICATION

(a)           Indemnification by QuickSil. QuickSil will indemnify and hold Digirad harmless against any and all liability, damage, loss, cost or expense (including reasonable attorney fees) (collectively, “Liabilities”) resulting from any third party claims made or suits brought against Digirad (excluding incidental or consequential damages suffered or incurred by Digirad directly as opposed to incidental or consequential damages suffered or incurred by third parties who are, in turn, seeking the same from Digirad, which shall be covered by the indemnity set forth, herein) which arise from QuickSil’s breach of its obligations hereunder, or QuickSil’s gross negligence or willful misconduct, except to the extent caused by Digirad’s gross negligence, willful misconduct or breach of Digirad’s obligations hereunder.

(b)           Indemnification by Digirad. Digirad will indemnify and hold QuickSil harmless against any and all liability, damage, loss, cost or expense (including reasonable attorney fees) (collectively, “Liabilities”) resulting from any third party claims made or suits brought against QuickSil (excluding incidental or consequential damages suffered or incurred by QuickSil directly as opposed to incidental or consequential damages suffered or incurred by third parties who are, in turn, seeking the same from QuickSil, which shall be covered by the indemnity set forth, herein) which arise from Digirad’s breach of its obligations hereunder, or Digirad’s gross negligence or willful misconduct, except to the extent caused by QuickSil’s gross negligence, willful misconduct or breach of QuickSil’s obligations hereunder.

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

(c)           Costs of Indemnification. If either party expects to seek indemnification from the other under Sections 6(a) or 6(b) it shall promptly give notice to the other party of any such claim or suit threatened, made or filed against it which forms the basis for such claim of indemnification and shall cooperate fully with the other party in the defense of all such claims or suits. No settlement or compromise shall be binding on a party hereto without its prior written consent.

8.             GENERAL PROVISIONS

(a)                                  Notices.  Any notices permitted or required by this Agreement shall be sent by telex or telecopy or by certified or registered mail and shall be effective when received if sent and addressed as follows or to such other address as, may be designated by a party in writing:

If to QuickSil:

QuickSil, Inc.

1971 N. Capital Ave.

San Jose, CA 95132

Attention:              Dr. Luc Bauer

Fax Number:          (408) 935-7813

If to Digirad:

Digirad, Inc.

9350 Trade Place

San Diego, CA 92126

Attention:              Scott Huennekens

Fax Number:          (619) 549-7714

with a copy to:

Brobeck, Phleger & Harrison, LLP

550 West C Street, Suite 1300

San Diego, CA 92101-3532

Attention:  Martin Nichols, Esq.

Fax Number: (619) 234-3848

(b)                                 Entire Agreement; Amendment; Consents  The parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the parties and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof.  No modification or amendment of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by all the parties hereto. No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

(c)                                  Waiver.  No waiver by either party of any default, right or remedy shall be effective unless in writing, nor shall any such waiver operate as a waiver of any other or the same default, right or remedy on a future occasion.

(d)                                 Assignment.  This Agreement shall be binding upon and inure to the benefit of the successors or permitted assigns of each of the parties and may not be assigned or transferred by QuickSil without the prior written consent of Digirad, which consent will not be unreasonably withheld.

(e)                                  No Third-Party Rights.  No provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligations in any other individual, group, entity or organization not a party to this Agreement.

(g)                                 Further Assurance.  Each party hereby agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other party hereto may at any time and from time to time reasonably request in connection with this Agreement.

(i)                                     Force Majeure Events.  Failure of any party to perform its obligations under this Agreement shall not subject such party to any liability to the other if such failure is caused by acts such as but not limited to acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes, compliance with any order or regulation of any government entity acting with color of right promulgated after the dates hereof.  Upon occurrence of an event of force majeure, the party affected shall promptly notify the other in writing, setting forth the details of the occurrence, and making every attempt to resume the performance of its obligations as soon as practicable after the force majeure event ceases.

(j)                                     Attorneys’ Fees.  Each party shall bear its own attorney’s fees for the negotiation, execution and performance of this Agreement. In the event it becomes necessary for either party (or any of its affiliates) to institute any action at law or in equity (or in arbitration pursuant to the requirements of this Agreement) against the other party to enforce its rights hereunder, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys’ fees, court costs and expenses relating to such action.

(k)                                  Arbitration.  The parties hereby agree that the proper venue and forum for all disputes under this Agreement is binding arbitration before a neutral arbitrator mutually acceptable to both parties and such arbitration to be conducted in San Diego California pursuant to the rules of the American Arbitration Association.

(1)                                  Governing Law.  The validity, interpretation and effect of this Agreement shall be governed by and construed under the laws of the State of California without regard to principles of conflict of laws.

(m)                               Severability.  If any term or provision of this Agreement shall violate any applicable statute, ordinance or rule of law in any jurisdiction in which it is used or otherwise be unenforceable, such provision shall be ineffective to the extent of such violation without invalidating any other provision hereof.

(n)                                 Headings, Exhibits. The headings used in this Agreement are for convenience only and are not a part of this Agreement. All exhibits references herein are hereby made a part of this Agreement.

(o)                                 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

(p)                                 Relationship of Parties. The relationship of the parties under this Agreement is that of independent contractors. Nothing contained in this Agreement is intended or is to be construed so as to constitute the parties as partners, joint venturers, or any party as an agent or employee of the other. No party has any express or implied right under this Agreement to assume or create any obligation on behalf of or in the name of any other party, or to bind any other party to any contracts, agreement or undertaking with any third party, and no conduct of the parties shall be deemed to infer such right.

(q)                                 Survival: Section 3, Section 5, Section 7 and Section 8 shall survive the termination of this agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly-authorized representatives effective as of the date and year set forth above.

QUICKSIL, INC.		DIGIRAD CORPORATION

By:	/s/ Laura Bauer	By:	/s/ Scott Hennekens

	Laura Bauer		Scott Hennekens

Its	President and CEO	Its	President & CEO

[SIGNATURE PAGE TO DEVELOPMENT AND SUPPLY AGREEMENT]

EXHIBIT A

*** Product *** Performance Specification

Test Levels:

***

***

***

Conditions:

Test Temperature: ***

Illumination: ***

Test Voltage: ***

Wafer	Device	Bin	*** Criteria		*** Criteria
*** *** ***	*** *** ***	No. Category *** *** ***	*** *** *** ***	*** *** *** ***	*** *** *** ***

*** Product Acceptance Criteria

Wafer and Lot Rejection:

Wafer Rejection:       ***

                                                                                                 ***

Lot Rejection:                      ***

                                                                                                 ***

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

A-1

EXHIBIT B

1999 Wafer Pricing

Wafers shipped per month	Product	Price per Wafer
***	***	***
***	***	***
***	***	***

2002 Pricing

Wafers shipped per month	Price per ***
***	***
***	***
***	***

2003 Pricing

Wafers shipped per month	Price per ***
***	***
***	***
***	***

2004 Pricing

Wafers shipped per month	Price per ***
***	***
***	***
***	***

***  Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

B-1